UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 25, 2016

_____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-50385	90-0821083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Union Street, Suite 810

                           Seattle, WA 98101

(Address of principal executive offices and zip code)

                              (800) 977-5255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2016, GrowLife, Inc. (the “Company”) approved a change in the Employment Agreement for Mr. Marco Hegyi, the Company’s President. The change reduced the Warrant price to $0.010 per share. The change was effective December 18, 2015.

The Amendment to the Employment Agreement will be attached to the Company’s annual report on form 10-K.

The Company amended the exercise price of the stock option grants for Mark Scott, the Company’s Consulting Chief Financial Officer to $0.010 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: January 29, 2016	By:	/s/ Marco Hegyi
Marco Hegyi
President